UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2023

ON24, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39965	94-3292599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Beale Street, 8th Floor San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 369-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ONTF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 8, 2023, ON24, Inc. (the “Company”) announced that its board of directors authorized the replacement of the Company’s prior capital return program with a new $100 million capital return program. The Company intends to execute its capital return program with available cash on hand and expects to expeditiously initiate the program following its upcoming quarterly financial reporting announcement.

The authorization does not constitute a legal obligation to repurchase the Company’s shares. The timing, number of shares repurchased and prices paid for the repurchased shares under this program will be at the discretion of management and will depend on market conditions as well as regulatory limitations, including applicable blackout period restrictions. The Company may effect the capital return program through an accelerated share repurchase, open market purchases, special dividend, block trades, unsolicited negotiated transactions, a trading plan that may be adopted in accordance Rule 10b5-1, a tender offer or in any other manner that complies with the provisions of the Securities Exchange Act of 1934, as amended.

A copy of the press release announcing the capital return program is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing by the Company, whether made before or after the date of this report, regardless of any general incorporation language in the filing, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release dated February 8, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2023	ON24, Inc.

	By:	/s/ Steven Vatuone
Steven Vattuone
Chief Financial Officer

3